UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

SUNSHINE BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R0A5

(Address of principal executive offices) (zip code)

(514) 426-6161

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 13, 2024, Dr. Steve Slilaty, as the holder of the majority of the voting power of the stockholders of Sunshine Biopharma, Inc. (the “Company”), approved by written consent:

•

to give full effect to alternative cashless exercises pursuant to Section 2.3 of the Series A Warrants (the “Series A Warrants”) issued pursuant to the underwriting agreement (the “Underwriting Agreement”), dated February 13, 2024, between the Company and Aegis Capital Corp., as underwriter;

•	to any adjustment to the exercise price or number of shares of common stock underlying the Series A Warrants or the Series B Warrants (issued pursuant to the Underwriting Agreement) (the “Series B Warrants,” and collectively with the Series A Warrants, the “Warrants”) in the event of a Share Combination Event (as defined in the Series A Warrants and Series B Warrants) in Section 3.7 of the Series A Warrants and 3.8 of the Series B Warrants;
•	to the voluntary adjustment, from time to time, of the exercise price of any and all currently outstanding Warrants pursuant to Section 3.8 of the Series A Warrants and 3.9 of the Series B Warrants;
•	to render inapplicable clause (i) of the definition of the Floor Price (as defined in the Series B Warrant) in Section 3.2 of the Series B Warrants; and
•

to give full effect to the adjustment in the exercise price and number of Warrant Shares (as defined in the Series B Warrants) following a Dilutive Issuance (as defined in the Series B Warrants) pursuant to Section 3.2 of the Series B Warrants.

The consent will be effective 20 days after the definitive information statement relating to such consent is mailed to shareholders. As of February 13, 2024, Dr. Slilaty, who is the Company’s chief executive officer, held 58.3% of the total voting power of the Company’s stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2024	SUNSHINE BIOPHARMA, INC.

By: /s/ Dr. Steve N. Slilaty
Name: Dr. Steve N. Slilaty
Title: Chief Executive Officer

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